UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2004


                             CHEETAH OIL & GAS LTD.
             ______________________________________________________
                   (Formerly Bio-American Capital Corporation)
             (Exact name of registrant as specified in its charter)


                                     Nevada
                            ________________________
                            (State of Incorporation)


                                    000-26907
                            ________________________
                            (Commission File Number)


                                   93-1118938
                     _______________________________________
                     (I.R.S. Employer Identification Number)


                           498 Ellis Street, 2nd Floor
                   Penticton, British Columbia V2A 4M2 Canada
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


                                  (250)497-6072
              ____________________________________________________
              (Registrant's telephone Number, including area code)


                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 5, 6, 8, 9, 10, 11 and 12 are not applicable and are omitted from this report.


Item 4.  Changes in Registrant's Certifying Accountant

Cheetah Oil & Gas Ltd. (the "Registrant") has engaged new auditors as its independent accountants to audit its financial statements. The Registrant's Board of Directors dismissed the former auditors and approved the change of accountants to Moore Stephens Ellis Foster effective on July 20, 2004.

During the period of their engagement, there were no disagreements with the Registrant's former auditors, Michael Johnson & Co. LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Registrant has provided Michael Johnson & Co. LLC with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish the Registrant with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Michael Johnson & Co. LLC, dated July 20, 2004, is attached to this Form 8-K as an exhibit.


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Item 7.  Exhibits

(16)   Letter re: Change in certifying accountant




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHEETAH OIL & GAS LTD.
                                     (formerly Bio-American Capital Corporation)


                                     Per:  /s/Ted Kozub
                                           -------------------------------------
                                           Ted Kozub, President






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